Fifth Third Bank | All Rights Reserved Fox-Pitt Kelton Cochran Caronia Waller Financial Services Conference Chris Marshall, EVP and Chief Financial Officer November 29, 2007 Exhibit 99.1

2 Fifth Third Bank | All Rights Reserved Agenda Profile Geographic diversification De novo activities Business mix diversification Payments processing Credit Capital and liquidity Appendix

Fifth Third Bank | All Rights Reserved
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
Fifth Third’s current footprint
First Charter (pending)
First Horizon branches (pending)
St. Louis
First quarter 2008
Cincinnati
Florence
Louisville
Lexington
Cleveland
Columbus
Toledo
Grand Rapids
Traverse
City
Chicago
Evansville
Indianapolis
Geographic diversification
First quarter 2004
* Pro forma as of 9/30/07 for pending acquisitions and 47 de novo branches expected in 4Q07 and 1Q08.
15 branches in Florida
12 6 # of states with branches
1,329 960 Banking centers
$74B $55B Deposits
$112B $94B Assets
1Q-08* 1Q-04
Detroit

Fifth Third Bank | All Rights Reserved
77%
13%
10%
13%
25%
62%
Changing our profile
2004
1Q08 pro forma
2010 plan
#
55%
27%
18%
23% in high growth* markets
1,005 branches
38% in high growth* markets
1,329 branches
Southeast
Chicago Other
45% in high growth* markets
1,552 branches
Southeast includes: Florida, Georgia, Kentucky, North Carolina and Tennessee.
* Growth markets include Southeast and Chicago.
# assumes 47 de novos in 4Q07 and 1Q08 and 80 net de novos per year thereafter
778 branches 827 branches 858 branches
99
327
421
128
175
273

Fifth Third Bank | All Rights Reserved
De novo activities
• Opened 58 total new branches in
the past 12 months (expect 80 per
year for the next few years)
• Continue to invest in high
opportunity markets
• Site selection focuses on market
potential, predictive modeling and
IRR optimization
• De novo activity has been, and will
continue to be, of significant
economic value to Fifth Third
2007- 2009 planned builds
47%
28%
7%
18%
Florida
Chicago
Other
Tennessee
* Six years
De novo targets (2007 vintage)
• Mature* deposits $40MM
• Mature* loans $13MM
• Expected IRR 20%+
• Breakeven 20 months
• Cumulative breakeven 36 months

Fifth Third Bank | All Rights Reserved
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2005 Average 04-05 Goal
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De novo performance
growth markets
$35 mm
pace
$35 mm
goal
$35 mm
goal
$38 mm
goal
$40mm
goal
Source: SNL. FDIC deposit year vintages (July 1-June 30).
Deposit balances annualized using day-weighting (e.g., branch opened Dec. 31 of a given year has first year deposits doubled;
second year deposits multiplied by 1.333x, etc.) All Fifth Third full service de novos (excludes BankMart, satellite office, retirement center locations). Excludes relocations and locations with first year deposits >$30 million.
0
5000
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0
5000
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Y0 Y1 Y2 Y3 Y4 Y5 Y6
2006 Average
0
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2004 Average 04-05 Goal
06 Goal

Fifth Third Bank | All Rights Reserved
Diversified franchise
39%
14%
29%
9%
9%
2007 Revenue - $6 billion*
Branch
Banking
$2.3B
FTPS
$826MM
Investment
Advisors
$560MM
Commercial
Banking
$1.7B
Consumer Lending
$561MM
Branch Banking (40% of earnings)
Retail & Business banking
2.8 million households
1,181 branches, 2,153 ATMs
Commercial Banking (39%)
Corporate & Middle Market Lending, Treasury Services,
International Trade Finance, Commercial leasing and
syndicated finance
Processing Solutions (8%)
Over 154,000 merchant locations
Processes transactions for over 2,400 Financial
Institutions
3
rd
leading issuer of MasterCard Branded debit cards
1
Consumer Lending (7%)
8,700 dealer indirect auto lending network
$33.1 billion mortgage servicing portfolio
Federal and private student education loans
Investment Advisors (6%)
2,000 Registered Representatives
423 Private Bank Relationship Managers
Over 80,000 Private Bank Relationships
*Represents tax-equivalent revenue. Excludes eliminations/other revenue;
Data 3Q YTD annualized.
1 Source Media 2007 edition

Fifth Third Bank | All Rights Reserved
Fee income diversification
$50
$150
$250
$350
$450
$550
$650
$750
3Q-2004 3Q-2005 3Q-2006 3Q-2007
($ in millions)
18%
4%
3%
19%
-19%
-7%
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Other
CAGR
Category
2006-2007
Growth
16%
13%
7%
15%
-28%
6%
42% of
revenue
47% of
revenue
45% of
revenue
48% of
revenue
Excludes securities gains/losses and operating lease income.

Fifth Third Bank | All Rights Reserved
FTPS: key growth engine
Merchant
•
4th
Largest U.S. Acquirer
• Over 35,000 merchants
• $150B in processing volume
• Over 4.4B acquired transactions
• e.g. Nordstrom, Saks, Walgreen's,
Office Max, Barnes and Noble, U.S. Treasury
Bankcard
• $1.7B in outstanding balances
• 1.0MM cardholders
• Top three Debit MasterCard Issuer
•
23rd
largest U.S. bankcard issuer
Financial Institutions
• 2,400 FI relationships
• Over 900MM POS/ATM transactions
2007 YTD revenue*
47%
32%
21%
Merchant
Services
Financial
Institutions
Bankcard
$0
$50
$100
$150
$200
$250
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Merchant
Card Interchange
FI/EFT
CAGR
22%
CAGR
14%
CAGR
19%
CAGR 18%
* Excludes $12mm in pre-tax gains related to the sale of certain non-strategic credit card accounts in 2Q07.

Fifth Third Bank | All Rights Reserved
Credit cards: capturing our fair share
13th
largest bank, 23rd
largest credit card issuer
Significant opportunity in high risk-adjusted return business
— Improve retail production by deploying sales technologies to enhance ease of sale
— Move from “ultra” conservative underwriting to “conservative” underwriting
(weighted average FICO from >740 to >720)
— Optimize profitability of existing portfolio through modest investments in marketing, analytics, and human capital
3Q07 balances up 57% from 3Q06; originations up 83% year-over-year, from
14 to 28 cards per banking center per month
Goal: double assets, accounts, net income by 2009
Assets Accounts Net income
2006 2009
1,200
2,400
1.1
2.0
41
83
($ MMs)

Fifth Third Bank | All Rights Reserved
Payments business value to FITB
Standalone payments processing business value: $3.9 billion at 24.0x LTM earnings
Implied value of remainder of Fifth Third: $11.0 billion, or 8.4x 2007 LTM earnings
Implied FITB discount: $2.7- 4.0 billion, or $5.10-$7.50 per share.
3%
5%
^Standalone payments process business includes FI, Merchant and Credit Card (with “agent bank” residuals to Fifth Third) and excludes correspondent banking, ATM administration, HSA  administration, and Multicard. Trailing four quarters earnings for standalone payments business of $164 million. Represents 1) FTPS trailing four quarters segment earnings of $80 million, plus $51 million after-tax related to VISA  settlement with AMEX, less $10 million after-tax related to gains on sale of single product credit card accounts, plus 2) net addition of $43 million of after-tax earnings to reflect additional earnings contribution, primarily card issuer interchange reflected in the Branch Banking segment, when viewed as standalone entity.
*2007 average P/E for publicly traded payments processors (TSS, GPN, FIS, ADS). Stock prices and 2007 estimates as of 11/23/07. Source: Bloomberg.
#2007 P/E for top 15 U.S. regional banks. Stock prices and 2007 estimates as of 11/23/07. Source: Bloomberg.
LTM earnings
Market value 2007 P/E
Total Fifth Third 1,471 $     X 10.1 = $    14.9B
Standalone payments processing^ 164 $       X 24.0* = $     3.9 B
Rest of Fifth Third 1,307 $     X 8.4 = $   11.0 B
Top 15 U.S. Regionals
#
- Average 11.5
- Median 10.5

Fifth Third Bank | All Rights Reserved
Diversified loan portfolio
$42 billion commercial loan portfolio
93% secured
$880,000 average outstanding
$1.7 million average exposure
YTD NCOs: 35 bps
$35 billion consumer loan portfolio
93% secured
-
63% secured by real estate, 30% by auto
Real estate portfolio
-
79% weighted average CLTV
-
Weighted average FICO 733
-
56% first lien secured
No subprime
YTD NCOs: 72 bps
Commercial
and Industrial
Commercial
Mortgage
Credit Card
Auto Loans
Commercial
Leases
14%
28%
Commercial
Construction
Residential
Mortgage
7%
Home Equity
14%
13%
5%
Other Consumer
2%
2%
15%
Third quarter YTD
average loan portfolio
3%
5%

Fifth Third Bank | All Rights Reserved
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Fifth Third Bank Normalized Peer Group Average   Peer Group Average*
Net charge-offs
Credit quality
*Peer group includes Top 15 U.S. regional banks: BBT, CMA, FHN, HBAN, KEY, MTB, MI, NCC, PNC, RF, STI, USB, WB, and WFC. Data per FR-
Y9C regulatory data. 2007 data as of June.
#Peer loan mix normalized to FITB loan mix, multiplied by peer charge-off ratio for each loan type. Data per FR-Y9C regulatory data. 2007 data as of June.
Midwest
Loan mix
FITB 3Q
#

Fifth Third Bank | All Rights Reserved
4.20
5.28
5.38
5.42 5.42
6.32
6.42
6.78
6.83
8.26
CMA FITB KEY MI STI HBAN BBT NCC USB WB
6.88
7.19
7.20
7.45
7.67
7.92
8.35
8.46
8.60
9.30
BBT USB FITB HBAN KEY CMA STI WB MI NCC
Strong capital position
Tangible Common Equity as
% of Tangible Assets
Tier 1 Ratio
Target 6.5%
*Peer group: U.S. banks sharing similar geography or debt ratings

Fifth Third Bank | All Rights Reserved
* Excludes intangibles. Financial data period end as of 9/30/2007.
Strong liquidity position
Strong core funding*
7%
60%
Core deposits
Other
deposits
Tangible
equity
Fed funds,
other ST
borrowings
Other
liabilities
Long-term
debt
12%
4%
8%
9%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
MI USB WB KEY NCC HBAN STI BBT CMA FITB
Tangible equity Core deposits Other liabilities
Long term debt ST borrowings
Relatively low wholesale borrowings*
Wholesale
funding
TCE &
core
deposits

Fifth Third Bank | All Rights Reserved
Fifth Third: building a better tomorrow
Balancing growth and profitability
Capitalizing on strengths and developing plans to
address areas of weakness
Communicating clearly with investors
Delivering on promises
Returning to above-par performance and
shareholder returns

Fifth Third Bank | All Rights Reserved
Cautionary Statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,”
“plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3)
changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third’s stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17)
difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; and (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the
Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the United States Securities and
Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC’s Web site at www.sec.gov or on Fifth
Third’s web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

18 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
De novo performance
all markets
$35 mm
pace
$35 mm
goal
$35 mm
goal
$35 mm
pace
$38 mm
goal
$40 mm
goal
Source: SNL. FDIC deposit year vintages (July 1-June 30). Deposit balances annualized using day-weighting (e.g., branch opened Dec. 31 of a given year has first year deposits doubled; second year deposits multiplied by 1.333x, etc.) All Fifth Third full service de novos (excludes
BankMart, satellite office, retirement center locations). Excludes relocations and locations with first year deposits >$30 million.
0
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Fifth Third Bank | All Rights Reserved
Nonperforming assets
–Total NPA’s of $706M, or 92 bps
–Commercial NPA’s of $446M; recent
growth driven by commercial constraint
and real estate, particularly in Eastern
Michigan, Northeastern Ohio, and
Southern Florida
–Consumer NPA’s of $260M; recent
growth driven by residential real estate,
particularly in Michigan and Florida
–97% of commercial and 100% of
consumer NPA’s are secured
22%
20%
16%
19%
4%
12%
7%
29%
4%
9%
2%
14%
9%
33%
17%
12%
5%
28%
8%
19%
11%
29%
5%
7%
1%
11%
6%
41%
C&I CRE Residential Other Consumer
OTHER ILLINOIS INDIANA FLORIDA KENTUCKY MICHIGAN OHIO
Reported NPA's by loan type
Residential
$238M
34%
C&I
$179M
26%
Other
$27M
3%
CRE
$262M
37%

Fifth Third Bank | All Rights Reserved
Commercial portfolio - topical areas*
Commercial real estate (CRE)
Total outstandings $16.6B
— Commercial mort     $11.1B (50% owner occ’d)
— Construction 5.5B (20% owner occ’d)
Total CRE 16.6B (40% owner occ’d)
Total CRE exp        $20.2B
— Average size $1MM (relationship)
— 39% of commercial loans, 22% of total loans
Problem assets
— NPAs $262MM (1.58%)
— > 90 days past due       96MM (0.58%)
— YTD charge-offs           46MM (0.37%)
Syndicated lending
Total loans ~$4B O/S
— PD rating
#
5.5 vs. 6.7 for
commercial portfolio
— Ave size ~$8 million
— Relationships ~550
< 10% of commercial loans, < 5% total loans
Leveraged^ < $200MM O/S
— Ave size ~$6MM
— Relationships                 ~20
— Syndication warehouse $100 million
– No “hung” deals
Problem assets
— NPAs $11MM
— >90 days past due           0MM
Commercial paper conduit
$3.0B outstandings under current facility
— High quality, short-term commercial loans,
commercial receivables, commercial
securities
— No subprime, mortgage assets in conduit
Fully backed, enhanced by Fifth Third Bank
* # Weighted average probability of default rating
^Regulatory HLT definition, i.e., priced at L+250 bps or greater
Office
23%
Other
11%
Raw
land
5%
Land
under
devel't
7%
Indu
14%
Apts
18%
Retail
18%
Devel'd
land
4%
CRE
collateral
type
* All data as of 9/30/07

Fifth Third Bank | All Rights Reserved
Residential real estate - topical areas*
Mortgage: $9.1B outstanding
1
st
liens: 100% ; weighted average LTV: 80%; weighted average origination FICO: 720
Origination FICO distribution:
<659 12%; 660-689 10%; 690-719 15%; 720-749 16%; 750+ 47%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution:
<70 26%; >70-80 41%; >80-90 11%; >90 22%
% through broker: 13%
NPAs: $150MM (1.70%); over 90s: $116MM (1.32%)
Charge-offs: $25MM YTD (0.39%)
* All data updated as of 9/30/07
Home equity: $11.7B outstanding
1
st
liens: 25%; 2
nd
liens: 75% (20% of 2
nd
liens behind FITB 1
st
s)
Weighted average CLTV: 78% (1
st
liens 64%; 2
nd
liens 82%)
Origination CLTV distribution: <70 27%; >70-80 22%; >80-90 21%; >90.1 30%
Weighted average origination FICO: 741 (1
st
liens 749; 2
nd
liens 739)
Origination FICO distribution: <659 5%; 660-689 10%; 690-719 16%; 720-749 20%; 750+ 48%
Vintage distribution: 2007 12%; 2006 21%; 2005 19%; 2004 14%; prior to 2004 34%
% through broker channels: 24%
WA FICO: 733 brokered, 744 direct; WA CLTV: 89% brokered, 74% direct
NPAs: $88MM (0.76%); over 90s: $64MM (0.54%)
Charge-offs: $64 million YTD (0.72%)
No subprime
Alt A originations: 3Q07 $71MM; $43MM warehouse, WA FICO 700, WA LTV 72%
— All warehoused loans after 10/01/07 are being delivered under an agency flow agreement.
— $163MM in loan portfolio (viewed as un-saleable in current market environment), WA origination FICO 700, WA origination LTV 72%
OH
30%
FL
23%
IL
7%
KY
6%
MI
18%
IN
8%
Other
8%
OH
34%
IL
10%
KY
10%
FL
6%
MI
23%
IN
11%
Other
6%